UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2021

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2021, Hecla Mining Company (the “Company”) announced that its Board of Directors (the “Board”) has appointed Russell D. Lawlar, age 41, as Senior Vice President – Chief Financial Officer and Treasurer, effective March 1, 2021. Mr. Lawlar will succeed Lindsay A. Hall, who will resign as Senior Vice President and Chief Financial Officer, effective February 28, 2021, and will retire from the Company at the end of March 2021. A copy of the related press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In connection with Mr. Lawlar’s appointment, he will receive an initial base salary of $265,000 and is eligible to participate in the Company’s Short-term Incentive Plan with a target for his position of 70% of base salary, with the opportunity to receive an additional payout depending on the Company’s performance. Mr. Lawlar will also receive 3,000 Long-term Incentive Plan units for the 2021-2023 plan period, which shall be prorated from the date of his promotion. He will also be eligible to receive other employee benefits. Mr. Lawlar will also receive $170,000 in the Company’s common stock in the form of restricted stock units under the 2010 Stock Incentive Plan, with a vesting schedule of one-third on June 21, 2022, one-third on June 21, 2023, and one-third on June 21, 2024, and $110,000 in performance-based shares, based on the Company’s Total Shareholder Return of its common stock for the 3-year period from January 1, 2021 through December 31, 2023.

The Compensation Committee of the Board approved entering into an Indemnification Agreement and Change in Control Agreement with Mr. Lawlar. The Indemnification and Change in Control Agreements are substantially identical to prior agreements entered into with other executive officers of the Company. The material terms of the Identification Agreement are set forth in Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which is incorporated herein by reference as Exhibit 10.1. The material terms of the Change in Control Agreement are set forth in Exhibit 10.2 to the Company’s Form 10-K for the year-ended December 31, 2015, which is incorporated herein by reference as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
Form of Indemnification Agreement between Hecla Mining Company and Russell D. Lawlar, incorporated by reference to Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, and filed on November 9, 2006.

10.2
Form of Change in Control Agreement between Hecla Mining Company and Russell D. Lawlar, incorporated by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K for year-ended December 31, 2015, and filed on February 23, 2016.

99.1	News Release dated January 22, 2021. *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: January 22, 2021

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